EXHIBIT 99.1

NEWS RELEASE – For Immediate Dissemination

Body and Mind Commences Michigan Vertical Market Expansion

LAS VEGAS and VANCOUVER, B.C., CANADA (September 21, 2021) – Body and Mind Inc. (CSE: BAMM, OTCQB: BMMJ) (the “Company” or “BaM”), a multi-state operator focused on limited license markets, is pleased to report plans to enter the Michigan market with fully funded dispensary, cultivation and production facilities. BaM, through wholly owned subsidiaries, has leveraged its expertise of navigating licensing and approval processes gained with other state and local authorities, adding Michigan to its growing list of license successes.

Michigan is a lucrative cannabis market. In 2020, Michigan cannabis retail stores sold US$985 million of cannabis products with roughly one of five Michigan residents using cannabis.* Cannabis sales in Michigan for the month of August 2021 alone totaled over US$40 million for Medical cannabis and over US$125 Million for Adult-Use sales.**

“The billion-dollar Michigan market continues to break sales records on a consistent basis, and the decision to duplicate our successful vertically integrated model in such a thriving cannabis market was an easy one to make,” said Michael Mills, CEO of Body and Mind. “Our team has been successful with securing locations for each facility and our license team has finalized local and state preapproval licenses for the dispensary, cultivation and production operations. We are fully funded for development and our strategy is to replicate our past successes in building shareholder value through securing licenses and rapidly and efficiently advancing each operation to cash flow positive as fast as possible. We continue to assess numerous opportunities to bring the Body and Mind brand, award winning product line and vertical expertise to the Michigan market and beyond.”

Cultivation and Production Facilities

The Company has leased a commercial building in Manistee, MI with the intent of developing a cultivation facility with 50,000 square feet of canopy as well as a production facility. Architectural plans are complete for phase one which is planned for 20,000 square feet of canopy, 5,000 square feet of processing and 5,000 square feet of multi-use and office space. The second phase of development is planned for 30,000 square feet of canopy.

“Body and Mind has years of cultivation experience and strong genetics that we believe will be well received by the Michigan market. In addition, our cultivation team continues to develop new genetics that complement our award-winning flower and concentrates that we plan to introduce to the Michigan market,” stated Trip Hoffman, COO of Body and Mind. “The building was selected in a location to optimize lease and operating costs, with access to ample power, allowing our development team to move quickly through the construction process. The wholly owned subsidiaries have received state pre-approval licenses for cultivation and production, and the Company intends to commence construction in the coming weeks.”

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Dispensary

Body and Mind, through a wholly owned Michigan subsidiary, has received local and state licensing for its first Michigan dispensary, located in Muskegon. This is a social equity license granted in a limited license jurisdiction. Architect plans are complete, the Company has received its building permit, and construction has started on the leased building. Body and Mind’s dispensary is on a main thoroughfare street with exceptional parking.

“Body and Mind excels at building community, and we are highly confident that we can partner with the City of Muskegon to utilize its social equity program to build awareness and financial assistance to the disproportionately affected minority community and individuals,” said Trip Hoffman, COO of Body and Mind.

In consideration for leases and rent abatement during development and construction, the Company has committed to issue shares based on milestone achievements for each project. A total of up to US$150,000 worth of shares will be issued in relation to the Muskegon dispensary with shares issued based on licensing milestones, of which the Company will be issuing 238,929 common shares at a deemed price of $0.3938 per share (US$75,000 worth of shares) based on the terms of the lease agreement. A total of up to US$1,000,000 worth of shares will be issued in relation to the Manistee Cultivation and Production operations with shares issued based on licensing and operational milestones, of which the Company will be issuing 1,304,601 common shares at a deemed price of $0.3912 per share (US$400,000 worth of shares) based on the terms of the lease agreements. The common shares being issued to the landlords will contain the required hold period under Canadian securities laws and contain the required restrictive legend under U.S. securities laws.

The Company is pleased to announce it intends to engage Stonegate Partners for a three-month term for US$ 5,000 per month commencing October 1, 2021 and ending December 31, 2021. Stonegate partners will provide social media, client outreach and strategy for the Company.

*statistics from Michigan Cannabis Marker Growth and Size by Anderson Economic Group commissioned by the Michigan Cannabis Manufacturers Association

**Michigan Marijuana Regulatory Agency Monthly Report August 1, 2021 – August 31, 2021.

About Body and Mind Inc.

BaM is an operations focused multi-state operator investing in high quality medical and recreational cannabis cultivation, production and retail. Our wholly owned Nevada subsidiary was awarded one of the first medical marijuana cultivation licenses and holds cultivation and production licenses. BaM products include dried flower, edibles, oils and extracts as well as GPEN Gio cartridges. BaM cannabis strains have won numerous awards including the 2019 Las Vegas Weekly Bud Bracket, Las Vegas Hempfest Cup 2016, High Times Top Ten, the NorCal Secret Cup and the Emerald Cup.

BaM continues to expand operations in Nevada, California, Arkansas, Ohio and Michigan and is dedicated to increasing shareholder value by focusing resources on improving operational efficiencies, facility expansions, state licensing opportunities as well as mergers and acquisitions.

Please visit www.bodyandmind.com for more information.

Instagram: @bodyandmindBaM
Twitter: @bodyandmindBaM

For further information, please contact:

Investor Relations

Jonathan Paterson
+1 203 862 0492
Jonathan.Paterson@HarborAccessLLC.com

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Eric Balshin
+1 647 499 3746
eric@sophiccapital.com

Company Contact:

Michael Mills
CEO
Tel: 800-361-6312
ir@bodyandmind.com

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.

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